                                AMENDMENT NO. 1
                                ----------------

        AMENDMENT NO. 1 dated as of December 22, 1993 (the "Amendment") to the Amendment and Restatement, dated as of April 1, 1993, of the Construction and Term Loan Agreement, dated as of February 4, 1992 (as amended, modified or otherwise supplemented, the "Credit Agreement") among (i) Camden Cogen L.P., a Delaware limited partnership (the "Borrower"), of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the sole general partner, (ii) the lenders from time to time parties thereto (the "Lenders"), (iii) The Bank of Tokyo Trust Company, a banking corporation organized and existing under the laws of the State of New York, as Senior Tranche Agent, (iv) The Toronto-Dominion Bank Trust Company, a New York trust company, as Agent and (v) General Electric Capital Corporation, a New York corporation ("GE Capital"), as Junior Tranche Agent, Tranche B Lender and as issuer of the Letters of Credit.

                             W I T N E S S E T H :
                             - - - - - - - - - - -

        WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

        NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meanings when used herein.

        2. Amendment of Subsection 1.1. Subsection 1.1 is hereby amended by:

           (a) adding thereto the following definitions in the proper alphabetical order:

               (i) "Co-Agents": the collective reference to the Senior Tranche Agent and the Tranche A Co-Agent.

               (ii) "Tranche A Co-Agent": The Toronto-Dominion Bank Trust Company, as Tranche A co-agent for the Lenders as appointed pursuant to subsection 10.1 hereof.

           (b) deleting in the definition of "Affected Agent" the phrase
     "and/or Tranche C" appearing therein;
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                                                                               2

               (c) in the definition of "Affected Lenders":

                    (i) deleting the phrase" and, with respect to the Tranche C Loans, the Tranche C Loans" appearing therein; and

                    (ii) replacing the second comma in the second line thereof with the word "and";

               (d) amending and restating the definition of "Agents" as follows:

                    ""Agents" the collective reference to any of the Agent, the Co-Agents, the Senior Tranche Agent or the Junior Tranche Agent, and their respective successors and assigns";

               (e) deleting in the definition of "Base Rate" the phrase "Bankers Trust Company" and inserting in lieu thereof the phrase "The Bank of Tokyo Trust Company";

               (f) in the definition of "Basic Documents":

                    (i) deleting the phrase "Partnership Agreement", appearing therein; and

                    (ii) inserting the phrase ": provided that Basic Documents shall include the Partnership Agreement for the purposes of (A) the definition of "Requirement of Law" and (B) Section 5 hereof."

               (g) deleting in clause (v) of the definition of "Eligible Assignee" the phrase "or Tranche C Lender" appearing therein;

               (h) deleting in the definition of "Fixed Charge Coverage Ratio" the phrase "(net of any amounts payable by the Counterparty to the Borrower under any Interest Rate Hedging Agreement during such period) to be made during such period" appearing in clause (b) thereof and inserting in lieu thereof the phrase "to be made during such period (1) plus any amounts due to the Counterparty by the Borrower during such period under any Interest Rate Hedging Agreement (2) less any amounts due to the Borrower by the Counterparty during such period under any Interest Rate Hedging Agreement."

               (i) in the definition of "Installment Payment Date":

                    (i) deleting the phrase "and, with respect to the Tranche C Term Loans, the Tranche C Term Notes" appearing therein: and
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                                                                               3

                    (ii) replacing the first comma in the fourth line thereof with the word "and";

               (j) deleting in the definition of "Intercreditor Agreement" the phrase ", the Tranche C Lenders" appearing therein;

               (k) deleting in the definition of "Interest Rate" the phrase "and the Tranche C Term Loans" appearing in clause (c) thereof;

               (1) deleting in the definition of "Lenders" the phrase ", the Tranche C Lenders";

               (m) deleting in the definition of "Letter of Credit", the phrase ", the City of Camden Letter of Credit, the Tender Bond" appearing therein;

               (n) deleting the definition of "Midlantic";

               (o) deleting the definition of "Midlantic Agreements";

               (p) in the definition of "Permitted Liens":

                    (i) inserting the word "and" before the phrase "(vi) Liens created by the PSE&G Subordinated Mortgage"; and

                    (ii) deleting the phrase "; and (vii) Liens created by the Midlantic Agreements" appearing therein.

               (q) deleting in the definition of "Project Contracts" the phrase "and the Operation and Maintenance Agreement" and inserting in lieu thereof the phrase ", the Operation and Maintenance Agreement and any gas supply contract with a term of two years or more or representing, on an annualized basis, greater than 50% of the Project's annual fuel supply";

               (r) in the definition of "Security Agent,"

                    (i) deleting the phrase "Midlantic National Bank" and inserting in lieu thereof the phrase "The Toronto-Dominion Bank Trust Company"; and

                    (ii) inserting the phrase "or trust company" after the phrase "any bank" appearing therein.

               (s) amending and restating in the definition of "Security Deposit Agreement" as follows:

                    "'Security Deposit Agreement': the Second Amended and Restated Security Deposit Agreement, dated as of December 22, 1993, among the Borrower, the Senior

     Tranche Agent, the Tranche A Co-Agent, the Junior Tranche Agent, the Agent, GE Capital as General Partner Term Lender, Project Lender of Credit Issuer, Senior Debt Service Reserve Letter of Credit Issuer, Senior Debt Service Letter of Credit Issuer, Junior Debt Service Letter of Credit Issuer and Limited Partner, the General Partner, the Security Agent and the Tranche A and Tranche B Lenders, as the same may be amended, supplemented or otherwise modified from time to time."

               (t) deleting the definition of "Tender Bond".

               (u) in the definition of "Term Loan":

                    (i) deleting the phrase "and the Tranche C Term Loans"; and

                    (ii) replacing the first comma in the second line thereof with the word "and";

               (v)  in the definition of "Term Loan Conversion Date":

                    (i) replacing the second comma in the third line thereof with the word "and"; and

                    (ii) deleting the phrase "and the Tranche C Term Notes";

               (w) in the definition of "Term Notes":

                    (i) replacing the comma in the second line thereof with the word "and"; and

                    (ii) deleting the phrase "and the Tranche C Term Notes";

               (x) deleting the definitions "Tranche C Lender", "Tranche C Term Loans" and "Tranche C Term Notes" in their entirety;

               3. Amendment of Subsection 2.2. Subsection 2.2 is hereby amended by:

               (i) deleting the phrase: "and a new promissory note in respect of the Tranche C Term Loan made by such Lender substantially in the form of Exhibit A-3 with appropriate insertions (individually, a "Tranche C Term Note"; collectively, the "Tranche C Term Notes")" appearing in clause (a) thereof;

               (ii) deleting clause (d) thereof in its entirety;

               (iii) replacing the comma appearing in the second line of clause
     (e) thereof with the word "and":
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                                                                               5

                  (iv) deleting the phrase "and Tranche C Term Note" appearing in clause (e) thereof.

               4. Amendment of Subsection 3.1(a). Subsection 3.1(a) is hereby amended by:

                  (i) deleting the phrase "(i)" appearing in the second line thereof; and

                  (ii) deleting clause (ii) thereof in its entirety.

               5. Amendment of Subsection 3.1(b). Subsection 3.1(b) is hereby amended and restated as follows:

                    "(b) The Letter of Credit Issuer agrees that the Senior Tranche Agent shall request the Borrower, and the Borrower shall request the Letter of Credit Issuer to issue, and the Letter of Credit Issuer shall, on the date of Amendment No. 1 hereto, issue a letter of credit in the form attached as Exhibit A to Amendment No. 1 hereto or on terms and conditions satisfactory to it and the Senior Tranche Agent (the "Senior Debt Service Reserve Letter of Credit") to the Senior Tranche Agent, for the ratable benefit of the Tranche A Term Lenders in the amount of $4,835,552.00."

               6. Amendment of Subsection 3.2. Subsection 3.2 is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof, the following:

                    "The Borrower agrees to (A) reimburse the Letter of Credit Issuer (i) for any payment made by it under any Borrower Letter of Credit immediately upon the making of such payment by the Letter of Credit Issuer, (ii) three Business Days after demand, for and to the extent of any payment made by it under the Senior Debt Service Reserve Letter of Credit in the form attached as Exhibit A to Amendment No. 1 hereto pursuant to paragraph 3 or 4 of the Drawing Certificate attached thereto (the "Reserve Drawing Certificate") and (iii) on the Tranche A Term Loan Maturity Date, for and to the extent of any payment made by it under the Senior Debt Service Reserve Letter of Credit pursuant to paragraph 5 of the Reserve Drawing Certificate and
          (B) to pay interest on the unreimbursed portion of any such payment payable under the foregoing clause (A) (i) or A(ii) until reimbursement in full thereof at a rate per anum equal to 1.5% above the Base Rate."

               7. Amendment of Subsection 3.7. Subsection 3.7 is hereby amended by inserting the phrase ", in its sole discretion," after the phrase "and each Tranche A Lender" appearing in the second line thereof.

               8. Amendment of Subsection 3.8. Subsection 3.8 is hereby amended by inserting the phrase ", in its sole
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                                                                               6

     discretion," after the phrase "Term Lender" appearing in the second line thereof.

               9. Amendment of Subsection 4.1(a). Subsection 4.1(a) is hereby amended and restated as follows:

          "The Borrower agrees to pay to the Senior Tranche Agent an administrative agent's fee on April 1, 1994, and annually, in advance, on each anniversary of such date thereafter (the "Administrative Agency Fees") in the amount set forth in the Letter Agreement. The Borrower agrees to pay to the Security Agent a security agent's fee on April 1, 1994 and annually on each anniversary of such date thereafter (the "Security Agency Fees") in the amount set forth in the Letter Agreement. The Administrative Agency Fees and the Security Agency Fees are referred to herein as the "Agency Fees". No fees shall be payable by the Borrower to the Tranche A Co-Agent or the Agent."

               10. Amendment of Subsection 4.2(a). Subsection 4.2(a) is hereby amended by:

               (a) deleting the phrase "and Tranche C Term Loans" appearing in clauses (i) and (ii) thereof; and

               (b) amending and restating clause (iii) thereof as follows:

               "(iii) If (i) the Fixed Charge Coverage Ratio as of any two consecutive calendar quarters is less than 1.2 to 1.0 or (ii) if any Event of Default has occurred and is continuing, any amount in the Partnership Required Payments Reserve Account shall be applied on the next succeeding Installment Payment Date (x) to prepay the Tranche A Term Loans pro rata with respect to the remaining scheduled repayments to be made on the Tranche A Term Notes together with any amounts payable pursuant to subsection
               4.9 in respect of the Tranche A Term Loans, and (y) upon the payment in full of the Tranche A Term Loans and any other amounts owing under the Tranche A Term Notes and any amounts payable pursuant to subsection 4.9, to prepay the Tranche B Term Loans pro rata with respect to the remaining scheduled repayments to be made on the Tranche B Term Notes together with any amounts payable pursuant to Subsection 4.9 in respect of the Tranche B Term Loans and the Yield Maintenance Premium on the principal amount of the Tranche B Term Loans prepaid."

               11. Amendment of Subsection 4.2(b). Subsection 4.2(b) is hereby amended by deleting the last sentence thereof and inserting in lieu thereof the sentence "Optional prepayments shall be made pro-rata among the Tranche A Term Loans and the
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                                                                               7

     Tranche B Term Loans based on total principal outstanding and then applied based on inverse order of maturity."

               12. Amendment of Subsection 4.3. Subsection 4.3 is hereby amended by deleting the phrase "and Tranche C Term Loans" appearing in clause (a)
     (iii) and (b) thereof.

               13. Amendment of Subsection 4.5. Subsection 4.5 is hereby amended by:

               (i) inserting at the beginning of 4.5 the phrase "Except as set forth in Section 4.2(a) (iii),":

               (ii) deleting the phrase "and the Tranche C Loans" appearing therein;

               (iii) deleting the phrase "and the Tranche C Lenders" appearing therein;

               (iv) deleting the phrase "account no. 50-205-776 at Bankers Trust Company, New York, New York, ABA Number: 0210-0103-3" appearing in the twentieth line thereof and inserting in lieu thereof the phrase "account no. 97770477 Att: LAD as The Bank of Tokyo Trust Company, New York, New York ABA Number: 0260-0968-7".

               (v) inserting the phrase "Senior Tranche" before the word "Agent" appearing in the twelfth line thereof; and

               (vi) inserting the phrase "Tranche A" before the word "Lenders" appearing in the thirteenth line thereof.

               14. Amendment of Subsection 4.7. Subsection 4.7 is hereby amended by deleting the phrase ", Tranche C Term Loans".

               15. Amendment of Subsection 5.15. Subsection 5.15 is hereby amended by inserting the phrase ", rights or interests of the Lenders hereunder" after the phrase "the Project" appearing in the sixteenth line thereof;

               16. Amendment of Subsection 7.3. Subsection 7.3 is hereby amended by:

               (i) deleting the reference to "7.19" appearing therein and substituting in lieu thereof a reference to "7.15"; and

               (ii) deleting the reference to "7.20" appearing therein and substituting in lieu thereof a reference to "7.16".

               17. Amendment of Subsection 7.5. Subsection 7.5(i) (v) is hereby amended by deleting the phrase "and the Tranche C Lenders" appearing therein.

               18. Amendment of Subsection 7.14(g). Subsection 7.14(g) is hereby amended by inserting the phrase "a copy of each Contract and" immediately preceding the phrase "copies of each material Governmental Approval" appearing therein.

               19. Amendment of Subsection 7.14(h). Subsection 7.14(h) is hereby amended by:

               (a) deleting the phrase "Required Lenders" and inserting in lieu thereof, the phrase "the Co-Agents;

               (b) Deleting the word "three" and inserting in lieu thereof, the word "five"; and

               (c) inserting at the end thereof, the following:

               "In connection with any such approval process, in the event the Co-Agents engage the services of an independent consulting engineer to review the Operating Budget, they will require such independent consulting engineer to review such Operating Budget with the Borrower prior to making any related recommendations to the Co-Agents and to follow standard industry practice in making such recommendations."

               20. Amendment of Subsection 7.18(b). Subsection 7.18(b) is hereby amended by inserting the phrase "or other Assigned Contract" after the phrase "Project Contract" appearing therein.

               21. Amendment to Subsection 8.6. Subsection 8.6 is hereby amended by inserting at the end of such subsection, the following:

               "The Partnership Agreement will not be amended, supplemented or modified, if any such amendment, supplement or modification has a material adverse affect on the Senior Obligees' (as defined in the Intercreditor Agreement) rights under the Letter Agreement, dated as of the date of Amendment No. 1 hereto, between GE Capital and BOTT, as Senior Tranche Agent, or the Assignment and Security Agreement, the Borrower or the rights of the Tranche A Lenders to enforce their remedies hereunder."

               22. Amendment of Section 9. Section 9 is hereby amended by:

               (a) deleting the phrase "Agents" appearing (i) in the second line of the first paragraph thereof, (ii) in the fourth line of the last paragraph thereof, (iii) in the sixth line of the last paragraph thereof and (iv) in the eleventh line of the last paragraph thereof and inserting in lieu thereof, the phrase "the Agent, the Senior Tranche Agent, the Tranche A Co-Agent or the Junior/Tranche Agent";

               (b) inserting the phrase "as the case may be," immediately below the phrase "its true and lawful attorney in-fact" appearing in the eleventh line of the last paragraph thereof; and

               (c) inserting at the end of the last paragraph thereof, the following:

               "The Tranche A Lenders and the Tranche B Lenders shall severally have the right to cure any Event of Default, and upon cure in full of such Event of Default, such Event of Default shall no longer be an Event of Default hereunder. The Borrower shall immediately reimburse the Tranche A Lenders or the Tranche B Lenders, as the case may be, for the amount of any funds expended to cure any Event of Default in the payment of principal, interest or other amounts due hereunder or for the reasonable cost of curing any other Event of Default hereunder, plus interest thereon at the Default Rate."

               (d) inserting at the end thereof, as a new final paragraph, the following paragraph:

               "Notwithstanding any provision in any of the Basic Documents, references to the Intercreditor Agreement appearing in the Basic Documents shall be of no force and effect with respect to the manner in which the Borrower is required to perform its obligations under the Basic Documents, but to the contrary, provided the Borrower has complied with the terms of the Basic Documents as if the term "Intercreditor Agreement" had not appeared therein, the Borrower will be deemed to have complied fully with its obligations under the Basic Documents."

               23. Amendment of Subsection 9(e). Subsection 9(e) is hereby amended by:

               (a) inserting the phrase "(other than the Counterparty with respect to the Interest Rate Hedging Agreement)" after the phrase "any Agent or any Lender" appearing in the fifteenth line thereof;

               (b) inserting the phrase "(other than the Counterparty with respect to the Interest Rate Hedging Agreement)" after the phrase "any Agent or any Lender" appearing in the sixteenth line thereof; and

               (c) inserting the phrase "(other than the Counterparty with respect to the Interest Rate Hedging Agreement)" after the phrase "any Agent or any Lender" appearing in the nineteenth line thereof;

               24. Amendment of Subsection 9(j). Subsection 9(j) is hereby amended by inserting the phrase "(or any successor or assign which is (a) an affiliate of GE Capital or (b) satisfactory to the Required Lenders)" after the phrase "General Partner" appearing therein.

               25. Amendment of Subsection 10.1. Subsection 10.1 is hereby amended by:

               (a) deleting the phrase "and each Tranche C Lender" appearing therein; and

               (b) inserting after the phrase "as are reasonably incidental thereto." appearing in the eleventh line thereof, the following sentence:

               "Each Tranche A Lender hereby irrevocably appoints and authorizes the Tranche A Co-Agent to act as its agent hereunder and under the other Basic Documents with such powers as are expressly delegated to the Tranche A Co-Agent by the terms of this Agreement and the other Basic Documents, together with such other powers as are reasonably incidental thereto."

               26. Amendment of Subsection 11.2. Subsection 11.2 is hereby amended by:

               (a) deleting the address of the Senior Tranche Agent appearing therein and inserting in lieu thereof, the following:

               "The Bank of Tokyo Trust Company
               1251 Avenue of the Americas
               Project Finance, 12th Floor
               New York, New York 10116-3138
               Attention: Manager, Project Finance
               Telecopy: (212) 782-6442"

               (b) deleting the address of the Agent appearing therein and inserting in lieu thereof, the following:

               "The Toronto-Dominion Bank Trust Company
               c/o The Toronto-Dominion Bank
               909 Fannin, Suite 1700
               Houston, Texas 77010
               Attention: Manager Credit Administration
               Telecopy: (713) 652-2647

               with a copy to:
               The Toronto-Dominion Bank
               31 West 52nd Street
               New York, New York 10019
               Attention: Director Utilities Project Finance
               Telecopy: (212) 262-1929"

               27. Amendment to Subsection 11.5. Subsection 11.5 is hereby amended by inserting at the end thereof, the following:

               "The Borrower will pay the reasonable expenses of any independent consulting engineer engaged by the Co-Agents to advise the Co-Agents and the Tranche A Lenders with respect to its annual review of the Operating Budget pursuant to subsection 7.14 (h) hereof."

               28. Amendment and Restatement to Schedule 8. Schedule 8 is hereby amended and restated as follows:

               "The Bank of Tokyo Trust Company
               1251 Avenue of the Americas
               Project Finance, 12th Floor
               New York, New York      10116-3138
               Attention: Manager, Project Finance
               Telecopy: (212) 782-6442

               The Toronto-Dominion Bank
               909 Fannin, Suite 1700
               Houston, Texas 77010
               Attention: Manager Credit Administration
               Telecopy: (713) 652-2647

               with a copy to:

               The Toronto-Dominion Bank
               31 West 52nd Street
               New York, New York 10019
               Attention:  Director Utilities
                              and Project Finance
               Telecopy: (212) 262-1929"

               29. Completion Budget. Attached hereto as Exhibit B is the Completion Budget in form and substance satisfactory to the parties hereto.

               30. Limited Effect. Except as expressly amended hereby, all of the provisions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.

               31. Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

               32. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                             THE TORONTO-DOMINION BANK TRUST
                                                 COMPANY, as Agent

                                             By: /s/ KATHY LYNN
                                                -----------------------------
                                                Title:

                                             THE TORONTO-DOMINION BANK, as
                                              Tranche A Lender

                                             By: /s/ KATHY LYNN
                                                -----------------------------
                                                Title:

                                             THE BANK OF TOKYO TRUST COMPANY, as
                                              Senior Tranche Agent and Tranche
                                              A Lender

                                             By: /s/ ROBERT O. DEVINING
                                                -----------------------------
                                                Title:

                                             GENERAL ELECTRIC CAPITAL
                                              CORPORATION, as Original Agent,
                                              Tranche B Lender and Letter of
                                              Credit Issuer

                                             By: /s/ MICHAEL J. TZOUPUCKIN
                                                -----------------------------
                                                Title:

                                             CAMDEN COGEN L.P.

                                             By: Cogen Technologies Camden
                                                 GP Limited Partnership,
                                                 a Delaware limited partnership,
                                                 its general partner

                                             By: Cogen Technologies
                                                 Camden, Inc., a
                                                 Texas corporation,
                                                 its general partner

                                             By: /s/
                                                -----------------------------
                                                Title: